UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 17, 2021

EVERCORE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street

New York, New York 10055

(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	EVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Evercore Inc. (“Evercore”) held its annual meeting of stockholders on June 17, 2021.

(b) Stockholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected to serve as directors until the next Annual Meeting or until their successors are duly elected and qualified, based upon the following final tabulation of votes:

Roger C. Altman	For	37,612,404
	Withheld	353,076
	Broker non-votes	3,639,361

Richard I. Beattie	For	37,609,487
	Withheld	355,993
	Broker non-votes	3,639,361

Pamela G. Carlton	For	37,399,783
	Withheld	565,697
	Broker non-votes	3,639,361

Ellen V. Futter	For	37,526,210
	Withheld	439,270
	Broker non-votes	3,639,361

Gail B. Harris	For	36,592,363
	Withheld	1,373,117
	Broker non-votes	3,639,361

Robert B. Millard	For	37,334,488
	Withheld	630,992
	Broker non-votes	3,639,361

Willard J. Overlock, Jr.	For	37,679,010
	Withheld	286,470
	Broker non-votes	3,639,361

Sir Simon M. Robertson	For	37,483,771
	Withheld	481,709
	Broker non-votes	3,639,361

Ralph L. Schlosstein	For	36,134,940
	Withheld	1,830,540
	Broker non-votes	3,639,361

John S. Weinberg	For	36,135,811
	Withheld	1,829,669
	Broker non-votes	3,639,361

William J. Wheeler	For	37,654,241
	Withheld	311,239
	Broker non-votes	3,639,361

Sarah K. Williamson	For	37,683,077
	Withheld	282,403
	Broker non-votes	3,639,361

Kendrick R. Wilson III	For	37,680,631
	Withheld	284,849
	Broker non-votes	3,639,361

2. The non-binding, advisory vote to approve executive compensation of Evercore’s named executive officers was approved based upon the following final tabulation of votes:

For	34,875,447
Against	2,982,585
Abstain	107,448
Broker non-votes	3,639,361

3. The appointment of Deloitte & Touche LLP as Evercore’s independent registered public accounting firm for 2021 was ratified, based upon the following final tabulation of votes:

For	41,177,993
Against	413,577
Abstain	13,271
Broker non-votes	N/A

(c) Not applicable.

(d) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE INC.

By:	/s/ Jason Klurfeld
Name:	Jason Klurfeld
Title:	General Counsel

Dated: June 21, 2021